 Effective immediately, the ticker symbol chart located on the front cover is restated in its entirety as follows:

CLASS	TICKER SYMBOL
Class A	MFEGX
Class B	MEGBX
Class C	MFECX
Class I	MFEIX
Class W	MFEWX
Class R1	MFELX
Class R2	MEGRX
Class R3	MFEHX
Class R4	MFEJX

Effective immediately, the sub-sections entitled “Fees and Expenses” and “Example” beneath the main heading "Summary of Key Information" are restated in their entirety as follows:

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the fund. They have been adjusted to reflect certain current fee arrangements. The annual fund operating expenses for Class W shares are based on estimated "Other Expenses" for the current fiscal year expressed as a percentage of the fund's average net assets during the period.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 7 of the fund’s prospectus and “Waivers of Sales Charges” on page 13 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A	B	C	I AND W	ALL R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00% #	4.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	W	R1	R2	R3	R4
Management Fee	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.10%	1.00%	0.50%	0.25%	None
Other Expenses	0.29%	0.29%	0.29%	0.29%	0.29%	0.29%	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses	1.20%	1.95%	1.95%	0.95%	1.05%	1.95%	1.45%	1.20%	0.95%

#       On shares purchased without an initial sales charge and redeemed within 24 months of purchase.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$690	$934	$1,197	$1,946
Class B Shares assuming
redemption at end of period	$598	$912	$1,252	$2,080
no redemption at end of period	$198	$612	$1,052	$2,080
Class C Shares assuming
redemption at end of period	$298	$612	$1,052	$2,275
no redemption at end of period	$198	$612	$1,052	$2,275
Class I Shares	$97	$303	$526	$1,166
Class W Shares	$107	$334	$579	$1,283
Class R1 Shares	$198	$612	$1,052	$2,275
Class R2 Shares	$148	$459	$792	$1,735
Class R3 Shares	$122	$381	$660	$1,455
Class R4 Shares	$97	$303	$526	$1,166

Effective immediately, the sub-section entitled “Investment Adviser” beneath the main heading "Management of the Fund" is restated as follows, up to but not including the sub-heading "Disclosure of Portfolio Holdings":

Investment Adviser

MFS, located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for the fund.  Subject to the supervision of the fund’s Board of Trustees, MFS is responsible for managing the fund’s investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

For the fiscal year ended November 30, 2010, the fund paid MFS an effective management fee equal to 0.60% of the fund's average daily net assets.

Effective August 26, 2011, the management fee set forth in the Investment Advisory Agreement is 0.75% of the fund's average daily net assets annually up to $1 billion; 0.65% of the fund's average daily net assets annually in excess of $1 billion up to $2.5 billion; and 0.60% of the fund's average daily net assets annually in excess of $2.5 billion. For the period from December 1, 2010 to August 25, 2011, the management fee set forth in the Investment Advisory Agreement was 0.75% of the first $2.5 billion of the fund's average daily net assets annually, and 0.70% in excess of $2.5 billion of the fund's average daily net assets annually.

MFS has agreed in writing to reduce its management fee to 0.60% of the fund's average daily net assets annually. This written agreement will remain in effect until modified by the fund's Board of Trustees, but such agreement will continue until at least March 31, 2012.

MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.22% of the fund's average daily net assets annually for each of Class A and Class R3 shares; 1.97% of the fund's average daily net assets annually for each of Class B, Class C and Class R1 shares; 0.97% of the fund's average daily net assets annually for each of Class I and Class R4 shares; 1.07% of the fund's average daily net assets annually for Class W shares; and 1.47% of the fund's average daily net assets annually for Class R2 shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least August 31, 2013.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the fund’s annual report for the one year period that ended November 30, 2010.

MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $229 billion as of March 31, 2011.

Effective immediately, the following new sub-section entitled “Special Serving Agreement" is inserted directly after the sub-section entitled "Shareholder Servicing Agent” beneath the main heading "Management of the Fund":

Special Servicing Agreement

Under a Special Servicing Agreement among MFS, each MFS Fund-of-Funds and the fund, the fund pays a portion of the transfer agent-related expenses of each MFS Fund-of-Funds that invests in the fund, including sub-accounting fees payable to financial intermediaries, to the extent such payments are less than the amount of benefits realized or expected to be realized by the fund from the investment in the fund by the MFS Fund-of-Funds.

Effective immediately, the second to last paragraph under the sub-heading “Performance Information" in the sub-section entitled "Additional Information on Fees and Expenses and Performance” beneath the main heading "Other Information" is restated in its entirety as follows:

The fund commenced investment operations on December 29, 1986 with the offering of Class B shares, and subsequently offered Class A shares on September 13, 1993; Class C shares on April 1, 1996; Class I shares on January 2, 1997; Class R2 shares on October 31, 2003; Class R1, Class R3, and Class R4 shares on April 1, 2005; and Class W shares on August 26, 2011.